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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Tod R. Hamachek, Jeffrey T. Cook and each of them, severally as attorney-in-fact for him or her in any and all capacities, to sign the Annual Report on Form 10-K of Penford Corporation. for the fiscal year ended August 31, 1997, and to file same and any amendments, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done virtue hereof.


SIGNATURE                                            DATE

/s/ RICHARD E. ENGEBRECHT                           October 28, 1997
----------------------------------------         ------------------------
Richard E. Engebrecht, Director

/s/ PAUL E. FREIMAN                                 October 28, 1997
----------------------------------------         ------------------------
Paul E. Freiman, Director

/s/ TOD R. HAMACHEK                                 October 28, 1997
----------------------------------------         ------------------------
Tod R. Hamachek, Director


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Paul H. Hatfield, Director

/s/ HARRY MULLIKIN                                  October 28, 1997
----------------------------------------         ------------------------
Harry Mullikin, Director

/s/ SALLY G. NARODICK                               October 28, 1997
----------------------------------------         ------------------------
Sally G. Narodick, Director

/s/ WILLIAM G. PARZYBOK, JR.                        October 28, 1997
----------------------------------------         ------------------------
William G. Parzybok, Jr., Director

/s/ N. STEWART ROGERS                               October 28, 1997
----------------------------------------         ------------------------
N. Stewart Rogers, Director

/s/ WILLIAM K. STREET                               October 28, 1997
----------------------------------------         ------------------------
William K. Street, Director






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